Griffin-American Healthcare REIT II, Inc.
List of Subsidiaries
As of March 10, 2014

Abbeycrest (Reading) Limited (United Kingdom)
Affirmative Care Limited (United Kingdom)
Ascot House Care Home Limited (United Kingdom)
Ascot House Property Company Limited (United Kingdom)
Assured Healthcare Limited (United Kingdom)
Caring Homes (Bexhill) Limited (United Kingdom)
Caring Homes Limited (United Kingdom)
Caring Homes Propco Limited (United Kingdom)
Cedar House (Norwich) Limited (United Kingdom)
Cedar House (Yelverton) Limited (United Kingdom)
Claydon House Limited (United Kingdom)
Coppice Lea (Merstham) Limited (United Kingdom)
County & Suburban Care Limited (United Kingdom)
Coxhill Manor Limited (United Kingdom)
Cranmer Court Limited (United Kingdom)
Denham Manor Holdings Limited (United Kingdom)
Dormy House (Sunningdale) Limited (United Kingdom)
East Hill (Liss) Limited (United Kingdom)
Ferfoot Limited (United Kingdom)
Firtree Care Limited (United Kingdom)
Griffin-American Healthcare REIT II Holdings, LP (Delaware)
Griffin-American Healthcare Financing, LLC (Delaware)
GA HC REIT II 1 Rykowski NY MOB, LLC (Delaware)
GA HC REIT II 109 Rykowski NY MOB, LLC (Delaware)
GA HC REIT II 155 Crystal Run NY MOB, LLC (Delaware)
GA HC REIT II 300 Crystal Run NY MOB, LLC (Delaware)
GA HC REIT II 61 Emerald NY MOB, LLC (Delaware)
GA HC REIT II 610 East Southport Indy MOB, LLC (Delaware)
GA HC REIT II 8205 56th Indy MOB, LLC (Delaware)
GA HC REIT II 8220 and 8240 Naab Road MOB, LLC (Delaware)
GA HC REIT II 8260 Naab Road MOB, LLC (Delaware)
GA HC REIT II 8325 East Southport Indy MOB, LLC (Delaware)
GA HC REIT II 95 Crystal Run NY MOB, LLC (Delaware)
GA HC REIT II A & R MOB Portfolio, LLC (Delaware)
GA HC REIT II Abilene MOB, LLC (Delaware)
GA HC REIT II Amarillo MOB, LLC (Delaware)
GA HC REIT II Avon MOB, LLC (Delaware)
GA HC REIT II Bartlett TN MOB, LLC (Delaware)
GA HC REIT II Batavia OH MOB, LLC (Delaware)
GA HC REIT II Bellaire Hospital, LLC (Delaware)
GA HC REIT II Bend OR Pilot Butte SNF, LLC (Delaware)
GA HC REIT II Bend OR Wilson Ave ALF, LLC (Delaware)
GA HC REIT II Bend OR Wilson Ave SNF, LLC (Delaware)
GA HC REIT II Bessemer MOB, LLC (Delaware)
GA HC REIT II Bloomington MOB, LLC (Delaware)
GA HC REIT II Brentwood CA MOB, LLC (Delaware)
GA HC REIT II Brownsburg IN MOB, LLC (Delaware)

GA HC REIT II Calumet Munster IN MOB I, LLC (Delaware)
GA HC REIT II Calumet Munster IN MOB II, LLC (Delaware)
GA HC REIT II Carmel Penn MOB, LLC (Delaware)
GA HC REIT II Carmel Physicians MOB, LLC (Delaware)
GA HC REIT II Central Indiana MOB Portfolio, LLC (Delaware)
GA HC REIT II Central Indiana MOB Portfolio II, LLC (Delaware)
GA HC REIT II CH U.K. L’Hermitage Ltd. (United Kingdom)
GA HC REIT II CH U.K. Senior Housing Portfolio Ltd. (United Kingdom)
GA HC REIT II CH U.K. Walstead Ltd. (United Kingdom)
GA HC REIT II Champaign MOB, LLC (Delaware)
GA HC REIT II Chillicothe OH MOB, LLC (Delaware)
GA HC REIT II Columbia MOB, LLC (Delaware)
GA HC REIT II Corvallis OR ALF, LLC (Delaware)
GA HC REIT II CP Memory Care Holdings, LLC (Delaware)
GA HC REIT II Dalton ALF, LLC (Delaware)
GA HC REIT II Dalton SNF, LLC (Delaware)
GA HC REIT II DeSoto MOB, LLC (Delaware)
GA HC REIT II Des Plaines Surgical Center, LLC (Delaware)
GA HC REIT II Durham ALF, LLC (Delaware)
GA HC REIT II Dux MOB Portfolio, LLC (Delaware)
GA HC REIT II Eagle Carson City MOB, LLC (Delaware)
GA HC REIT II Eagles Landing GA MOB, LLC (Delaware)
GA HC REIT II East LA Hospital, LLC (Delaware)
GA HC REIT II East Tennessee MOB Portfolio, LLC (Delaware)
GA HC REIT II Eastern Michigan MOB Portfolio, LLC (Delaware)
GA HC REIT II Escanaba MI MOB, LLC (Delaware)
GA HC REIT II Evansville MI MOB, LLC (Delaware)1
GA HC REIT II Evergreen CCRC, LLC (Delaware)
GA HC REIT II Evergreen TRS Sub, LLC (Delaware)
GA HC REIT II Falls of Neuse Raleigh MOB, LLC (Delaware)
GA HC REIT II Falls of Neuse Raleigh MOB Member, LLC (Delaware)
GA HC REIT II Fayetteville ALF, LLC (Delaware)
GA HC REIT II Fishers Medical Arts MOB, LLC (Delaware)
GA HC REIT II Frisco MOB, LLC (Delaware)
GA HC REIT II Fuquay-Varina ALF, LLC (Delaware)
GA HC REIT II Gardena CA Hospital, LLC (Delaware)
GA HC REIT II Grants Pass OR 6th Street SNF, LLC (Delaware)
GA HC REIT II Grants Pass OR Fairview SNF, LLC (Delaware)
GA HC REIT II Greeley Cottonwood MOB, LLC (Delaware)
GA HC REIT II Greeley MOB, LLC (Delaware)
GA HC REIT II Greeley Northern Colorado MOB Portfolio, LLC (Delaware)
GA HC REIT II Greenfield MOB, LLC (Delaware)
GA HC REIT II Gulf Plains MOB Portfolio, LLC (Delaware)
GA HC REIT II Hazel Dell MOB, LLC (Delaware)
GA HC REIT II Hendersonville TN MOB, LLC (Delaware)
GA HC REIT II Hilo MOB, LLC (Delaware)
GA HC REIT II Hinsdale IL MOB Portfolio, LLC (Delaware)
GA HC REIT II Hinsdale MOB I, LLC (Delaware)
GA HC REIT II Hinsdale MOB II, LLC (Delaware)
GA HC REIT II Hope MOB, LLC (Delaware)
GA HC REIT II Humble TX MOB, LLC (Delaware)
GA HC REIT II Huntsville MOB, LLC (Delaware)
GA HC REIT II Hyde Park SNF, LLC (Delaware)
GA HC REIT II Indiana Heart MOB, LLC (Delaware)

GA HC REIT II Indiana Orthopedics MOB, LLC (Delaware)
GA HC REIT II Indian Trail ALF, LLC (Delaware)
GA HC REIT II Jasper MOB I & II, LLC (Delaware)
GA HC REIT II Jasper MOB III, LLC (Delaware)
GA HC REIT II Jasper MOB Portfolio, LLC (Delaware)
GA HC REIT II Johns Creek GA MOB, LLC (Delaware)
GA HC REIT II Kennestone Marietta MOB Portfolio, LLC (Delaware)
GA HC REIT II Keystone Medical Center MOB, LLC (Delaware)
GA HC REIT II Killeen MOB, LLC (Delaware)
GA HC REIT II Knightdale ALF, LLC (Delaware)
GA HC REIT II Lacombe MOB II, LLC (Delaware)
GA HC REIT II Lafayette MOB, LLC (Delaware)
GA HC REIT II Las Vegas Alta Vista MOB, LLC (Delaware)
GA HC REIT II Lemont MOB, LLC (Delaware)
GA HC REIT II Liberty CCRC, LLC (Delaware)
GA HC REIT II Liberty TRS Sub, LLC (Delaware)
GA HC REIT II Lincolnton ALF, LLC (Delaware)
GA HC REIT II Lincolnwood CCRC, LLC (Delaware)
GA HC REIT II Lincolnwood TRS Sub, LLC (Delaware)
GA HC REIT II Los Angeles Hospital Portfolio, LLC (Delaware)
GA HC REIT II Massachusetts Senior Care Portfolio, LLC (Delaware)
GA HC REIT II Midwest CCRC Portfolio, LLC (Delaware)
GA HC REIT II Midwestern MOB Portfolio, LLC (Delaware)
GA HC REIT II Milton SNF, LLC (Delaware)
GA HC REIT II Milton SNF Holdings, LLC (Delaware)
GA HC REIT II Muncie MOB, LLC (Delaware)
GA HC REIT II Naperville MOB, LLC (Delaware)
GA HC REIT II Naples LTACH, LLC (Delaware)
GA HC REIT II New Port Richey MOB, LLC (Delaware)
GA HC REIT II Noblesville MOB, LLC (Delaware)
GA HC REIT II North Bend WA SNF, LLC (Delaware)
GA HC REIT II North Carolina ALF Portfolio, LLC (Delaware)
GA HC REIT II North Meridian MOB, LLC (Delaware)
GA HC REIT II Norwalk CA Hospital, LLC (Delaware)
GA HC REIT II Ola Nalu MOB Portfolio, LLC (Delaware)
GA HC REIT II Olympia WA SNF, LLC (Delaware)
GA HC REIT II Pacific Northwest Senior Care Portfolio, LLC (Delaware)
GA HC REIT II Penn St. Indianapolis MOB, LLC (Delaware)
GA HC REIT II Pittsfield MA SNF, LLC (Delaware)
GA HC REIT II Post Road Indy MOB I, LLC (Delaware)
GA HC REIT II Post Road Indy MOB II, LLC (Delaware)
GA HC REIT II Prairie Lakes MOB, LLC (Delaware)
GA HC REIT II Prineville OR ALF, LLC (Delaware)
GA HC REIT II Prineville OR SNF, LLC (Delaware)
GA HC REIT II Redmond OR ALF, LLC (Delaware)
GA HC REIT II Redmond OR SNF, LLC (Delaware)
GA HC REIT II River Oaks Houston MOB, LLC (Delaware)
GA HC REIT II Roanoke ILF, LLC (Delaware)
GA HC REIT II Rockwall MOB, LLC (Delaware)
GA HC REIT II Rockwall MOB II, LLC (Delaware)
GA HC REIT II Rowlett MOB, LLC (Delaware)
GA HC REIT II Royersford SNF Holdings, LLC (Delaware)
GA HC REIT II Royersford SNF, LLC (Delaware)
GA HC REIT II Ruston MOB, LLC (Delaware)

GA HC REIT II Salem OR ALF, LLC (Delaware)
GA HC REIT II Salt Lake LTACH, LLC (Delaware)
GA HC REIT II San Angelo MOB I, LLC (Delaware)
GA HC REIT II San Angelo MOB II, LLC (Delaware)
GA HC REIT II Santa Rosa Health Plaza MOB, LLC (Delaware)
GA HC REIT II Schertz MOB, LLC (Delaware)
GA HC REIT II Seasons CCRC, LLC (Delaware)
GA HC REIT II Seasons TRS Sub, LLC (Delaware)
GA HC REIT II Shelbyville MOB, LLC (Delaware)
GA HC REIT II Shenandoah TX MOB, LLC (Delaware)
GA HC REIT II Silver Star MOB Portfolio, LLC (Delaware)
GA HC REIT II St. Anthony North Denver MOB II, LLC (Delaware)
GA HC REIT II St. Francis Lafayette MOB I, LLC (Delaware)
GA HC REIT II St. Francis Lafayette MOB II, LLC (Delaware)
GA HC REIT II St. John IN MOB, LLC (Delaware)
GA HC REIT II St. Petersburg MOB, LLC (Delaware)
GA HC REIT II Tacoma WA SNF, LLC (Delaware)
GA HC REIT II Temple MOB, LLC (Delaware)
GA HC REIT II Texarkana MOB, LLC (Delaware)
GA HC REIT II Tiger Eye NY MOB Portfolio, LLC (Delaware)
GA HC REIT II Township Line Indy MOB, LLC (Delaware)
GA HC REIT II Treeline San Antonio MOB, LLC (Delaware)
GA HC REIT II TRS Holdco, LLC (Delaware)
GA HC REIT II TRS Mass Senior Care Holdings, LLC (Delaware)
GA HC REIT II TRS Midwest CCRC Holdings, LLC (Delaware)
GA HC REIT II U.K. SH Acquisition Ltd. (United Kingdom)
GA HC REIT II Urbana MOB, LLC (Delaware)
GA HC REIT II Valparaiso Munster IN MOB, LLC (Delaware)
GA HC REIT II Vicksburg MS MOB, LLC (Delaware)
GA HC REIT II Warsaw MOB, LLC (Delaware)
GA HC REIT II Watsontown SNF, LLC (Delaware)
GA HC REIT II Watsontown SNF Holdings, LLC (Delaware)
GA HC REIT II Wellspring CCRC, LLC (Delaware)
GA HC REIT II Wellspring TRS Sub, LLC (Delaware)
GA HC REIT II West Oaks MOB, LLC (Delaware)
GA HC REIT II Winn GA MOB II, LLC (Delaware)
GA HC REIT II Winn GA MOB Portfolio, LLC (Delaware)
GAHCR II Dalton ALF TRS Sub, LLC (Delaware)
GAHCR II Dalton SNF TRS Sub, LLC (Delaware)
GAHCR II Hyde Park SNF TRS Sub, LLC (Delaware)
GAHCR II Pittsfield MA SNF TRS Sub, LLC (Delaware)
G&E HC REIT II Alice MOB, LLC (Delaware)
G&E HC REIT II Athens LTACH, LLC (Delaware)
G&E HC REIT II Austell MOB, LLC (Delaware)
G&E HC REIT II Bastian SNF, LLC (Delaware)
G&E HC REIT II Benton Home Health MOB, LLC (Delaware)
G&E HC REIT II Benton Medical Plaza I & II MOB, LLC (Delaware)
G&E HC REIT II Boynton MOB, LLC (Delaware)
G&E HC REIT II Boynton MOB Member, LLC (Delaware)
G&E HC REIT II Bryant MOB, LLC (Delaware)
G&E HC REIT II Buckhead SNF, LLC (Delaware)
G&E HC REIT II Cape Girardeau LTACH, LLC (Delaware)
G&E HC REIT II Care Pavilion SNF, L.P. (Delaware)
G&E HC REIT II Carlsbad MOB, LLC (Delaware)

G&E HC REIT II Charlottesville SNF, LLC (Delaware)
G&E HC REIT II Cheltenham York SNF, L.P. (Delaware)
G&E HC REIT II Chula Vista MOB, LLC (Delaware)
G&E HC REIT II Cliveden SNF, L.P. (Delaware)
G&E HC REIT II Columbia LTACH, LLC (Delaware)
G&E HC REIT II Covington SNF, LLC (Delaware)
G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC (Delaware)
G&E HC REIT II El Paso MOB, LLC (Delaware)
G&E HC REIT II Ennis MOB, LLC (Delaware)
G&E HC REIT II Fincastle SNF, LLC (Delaware)
G&E HC REIT II FLAGS MOB Portfolio, LLC (Delaware)
G&E HC REIT II Gainesville SNF, LLC (Delaware)
G&E HC REIT II Hardy Oak MOB, LLC (Delaware)
G&E HC REIT II Highlands Ranch Medical Pavilion, LLC (Delaware)
G&E HC REIT II Hobbs MOB, LLC (Delaware)
G&E HC REIT II Hope MOB, LLC (Delaware)
G&E HC REIT II Hot Springs SNF, LLC (Delaware)
G&E HC REIT II Jersey City MOB, LLC (Delaware)
G&E HC REIT II Joplin LTACH, LLC (Delaware)
G&E HC REIT II Lacombe MOB, LLC (Delaware)
G&E HC REIT II Lafayette Rehabilitation Hospital, LLC (Delaware)
G&E HC REIT II Lake Charles MOB, LLC (Delaware)
G&E HC REIT II Lakewood MOB I, LLC (Delaware)
G&E HC REIT II Lawton MOB Portfolio, LLC (Delaware)
G&E HC REIT II Lebanon SNF, LLC (Delaware)
G&E HC REIT II Livingston MOB, LLC (Delaware)
G&E HC REIT II Loma Linda Pediatric Specialty Hospital, LLC (Delaware)
G&E HC REIT II Low Moor SNF, LLC (Delaware)
G&E HC REIT II Lufkin MOB, LLC (Delaware)
G&E HC REIT II Maplewood Manor SNF, L.P. (Delaware)
G&E HC REIT II Maxfield Sarasota MOB, LLC (Delaware)
G&E HC REIT II Memphis SNF, LLC (Delaware)
G&E HC REIT II Midlothian SNF, LLC (Delaware)
G&E HC REIT II Milestone MOB Portfolio, LLC (Delaware)
G&E HC REIT II Millington SNF, LLC (Delaware)
G&E HC REIT II Mobile SNF, LLC (Delaware)
G&E HC REIT II Monument LTACH Portfolio, LLC (Delaware)
G&E HC REIT II Muskogee LTACH, LLC (Delaware)
G&E HC REIT II Okatie MOB, LLC (Delaware)
G&E HC REIT II Parkway Medical Center, LLC (Delaware)
G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC (Delaware)
G&E HC REIT II Philadelphia SNF Portfolio Holdings II, LLC (Delaware)
G&E HC REIT II Philadelphia SNF Portfolio Holdings GP, LLC (Delaware)
G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC (Delaware)
G&E HC REIT II Philadelphia SNF Portfolio SPE Limited Partner, LLC (Delaware)
G&E HC REIT II Pocatello MOB, LLC (Delaware)
G&E HC REIT II Pocatello MOB JV, LLC (Delaware)
G&E HC REIT II Rockdale SNF, LLC (Delaware)
G&E HC REIT II Shreveport SNF, LLC (Delaware)
G&E HC REIT II Snellville SNF, LLC (Delaware)
G&E HC REIT II Southeastern SNF Portfolio, LLC (Delaware)
G&E HC REIT II Spokane MOB, LLC (Delaware)
G&E HC REIT II Spokane MOB Member, LLC (Delaware)
G&E HC REIT II Spokane Parking Garage, LLC (Delaware)

G&E HC REIT II St. Anthony North Denver MOB, LLC (Delaware)
G&E HC REIT II St. Vincent Cleveland MOB, LLC (Delaware)
G&E HC REIT II Surgical Hospital of Humble, LLC (Delaware)
G&E HC REIT II Sylva MOB, LLC (Delaware)
G&E HC REIT II Tempe MOB, LLC (Delaware)
G&E HC REIT II Tempe MOB Member, LLC (Delaware)
G&E HC REIT II Tucker House SNF, L.P. (Delaware)
G&E HC REIT II Victoria MOB, LLC (Delaware)
G&E HC REIT II Virginia SNF Portfolio, LLC (Delaware)
G&E HC REIT II Westminster SNF, LLC (Delaware)
G&E HC REIT II Wharton MOB, LLC (Delaware)
G&E HC REIT II Yuma SNF, LLC (Delaware)
G&E Healthcare REIT II Sartell MOB, LLC (Delaware)
Gildawood Court Residential Homes Limited (United Kingdom)
Greenacres Homes Limited (United Kingdom)
Greenacres Property Company Limited (United Kingdom)
Guildcare (Campden) Limited (United Kingdom)
Harley Healthcare Limited (United Kingdom)
Harley Healthcare Nursing Homes Limited (United Kingdom)
Healthcare Central Limited (United Kingdom)
Hulcott Limited (United Kingdom)
Huntercombe Hall Limited (United Kingdom)
Kingdom Care (Beechwood Park) Limited (United Kingdom)
Kingdom Care (Cabarfeidh) Limited (United Kingdom)
Kingdom Care (Forth Bay) Limited (United Kingdom)
Kingdom Care (Hillview Court) Limited (United Kingdom)
Kingdom Care (Kincardine) Limited (United Kingdom)
Kingdom Care (Nursing Home Group) Limited (United Kingdom)
Kingsclear House Limited (United Kingdom)
Kippington Healthcare Limited (United Kingdom)
Marchglen Care Centre Limited (United Kingdom)
Marchglen Property Company Limited (United Kingdom)
Moorlands (Lightwater) Limited (United Kingdom)
Oakdene Care Limited (United Kingdom)
Oaken Holt Care Limited (United Kingdom)
Quality Care (Wiltshire) Limited (United Kingdom)
Rectory House (Sompting) Limited (United Kingdom)
Rendlesham Care Limited (United Kingdom)
Scoonie House Limited (United Kingdom)
St. Georges Care Home Limited (United Kingdom)
St. Georges Nursing Homes Limited (United Kingdom)
Strathview Care Home Limited (United Kingdom)
The Harebeating Care Company (Holdings) Limited (United Kingdom)
The Harebeating Care Company Limited (United Kingdom)
TIC (Training in Care) Limited (United Kingdom)
Walstead Place Limited (United Kingdom)
Willow Care Limited (United Kingdom)